Exhibit 99.4

Project Chelsea Confidential – Prepared at the Direction of Counsel Subject to NDA DIP Overview January 2018 1

Safe Harbor Statement Confidential – DRAFT – Subject to NDA In addition to results presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”), we use certain non-GAAP financial measures, including Adjusted EBITDA, non-GAAP income (loss) from continuing operations, non-GAAP operating income, non-GAAP operating income margin, and adjusted free cash flow. Non-GAAP operating income is defined as operating income excluding integration, acquisition and other charges, stock-based compensation provision, and restructuring and other charges. Non-GAAP operating income margin is calculated by dividing non-GAAP operating income into net sales. Non-GAAP income (loss) from continuing operations excludes integration, acquisition and other charges, stock-based compensation provision, impairment of intangible assets, restructuring and other charges, (gain) loss on early extinguishment of debt, net, and an adjustment to income taxes to reflect an estimated cash tax rate. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, integration, acquisition and other charges, stock-based compensation provision, restructuring and other charges, impairment of intangible assets, gain on bargain purchase, (gain) loss on early extinguishment of debt, net, and (loss) income from discontinued operations, net of taxes. Adjusted free cash flow is defined as Adjusted EBITDA less cash interest, cash taxes, and capital expenditures, net of proceeds from the sale of plant, property and equipment. These are non-GAAP financial measures, as defined herein, and should be read in conjunction with GAAP financial measures. A reconciliation of income (loss) from continuing operations to non-GAAP income (loss) from continuing operations, operating income to non-GAAP operating income, and net income (loss) to Adjusted EBITDA is included as a part hereof. These non-GAAP financial measures are not presented as an alternative to cash flows from continuing operations, as a measure of our liquidity or as an alternative to reported net loss as an indicator of our operating performance. The non-GAAP financial measures as used herein may not be comparable to similarly titled measures reported by competitors. We believe the use of Adjusted EBITDA, non-GAAP income (loss) from continuing operations, non-GAAP operating income, non-GAAP operating income margin and adjusted free cash flow along with GAAP financial measures enhances the understanding of our operating results and may be useful to investors in comparing our operating performance with that of our competitors and estimating our enterprise value. Adjusted EBITDA is also a useful tool in evaluating the core operating results of the Company given the significant variation that can result from, for example, the timing of capital expenditures, the amount of intangible assets recorded or the differences in assets’ lives. We also use Adjusted EBITDA internally to evaluate the operating performance of our segments, to allocate resources and capital to such segments, to measure performance for incentive compensation programs, and to evaluate future growth opportunities. The non-GAAP financial measures included in this presentation are reconciled to their most directly comparable GAAP financial measures in the tables included as part hereof. Statements made in this presentation, other than those concerning historical financial information, may be considered “forward-looking statements,” examples of which include statements relating to our 2017 outlook and future financial condition and operating results, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on our forward-looking statements. Such statements speak only as of the date of this presentation, and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Factors which could cause actual results to differ materially from management’s expectations include, without limitation: (i) our substantial level of indebtedness could materially adversely affect our financial condition, liquidity and ability to service or refinance our debt, and prevent us from fulfilling our business obligations; (ii) our ability to pay the principal of, or to reduce or refinance, our outstanding indebtedness; (iii) the terms of our indebtedness imposing significant restrictions on our operating and financial flexibility; (iv) additional borrowings available to us could further exacerbate our risk exposure from debt; (v) United States and global economic conditions have adversely affected us and could continue to adversely affect us; (vi) our ability to successfully integrate acquired businesses with our business; (vii) a decline in our consolidated profitability or profitability within one of our individual reporting units could result in the impairment of our assets, including goodwill and other long-lived assets; (viii) the industries in which we operate our business are highly competitive and extremely fragmented; (ix) a general absence of long-term customer agreements in our industry, subjecting our business to quarterly and cyclical fluctuations; (x) factors affecting the United States postal services impacting demand for our products; (xi) the availability of the Internet and other electronic media adversely affecting our business; (xii) increases in paper costs and decreases in the availability of raw materials; (xiii) increases in energy and transportation costs; (xiv) our labor relations; (xv) our compliance with environmental laws; (xvi) our dependence on key management personnel; (xvii) any failure, interruption or security lapse of our information technology systems; and (xviii) the unassured effectiveness of our 2017 Profitability Improvement Plan. This list of factors is not exhaustive, and new factors may emerge or changes to the foregoing factors may occur that would impact our business. Additional information regarding these and other factors can be found in Cenveo, Inc.’s periodic filings with the SEC, which are available at www.cenveo.com. 2

DIP Budget Summary Confidential – DRAFT – Subject to NDA Cenveo, Inc. (the “Company”) and Zolfo Cooper (“ZC” or “Zolfo”) have developed the DIP Budget 1 (“DIP Budget”) through a thorough analysis of the Company’s collection and spending patterns The DIP Budget contemplates the impact of a Chapter 11 filing, but has been developed prior to the completion of an update to Cenveo’s business plan—Assumes DIP Budget FY18 Revenue of $1,218 million To size the amount of DIP Financing needed, the Company and Zolfo Cooper analyzed a number of operating and chapter 11 variables The DIP Budget is sized for a 9 month Chapter 11 case Source: Company and Zolfo Cooper estimates. 1. For purposes of evaluating restructuring alternatives, the DIP Budget contained within has been developed using numerous estimates and assumptions, it is highly likely that these estimates will change as management and ZC continue to refine assumptions and as actual business performance is updated. 3

Key Assumptions Confidential – DRAFT – Subject to NDA Key Assumptions Chapter 11 Filing January 28, 2018 Emergence Date Friday, October 26, 2018 (Week Ending 10/26/18) DIP Uses Proceeds used to fund general corporate purposes including funding for foreign operations, restructuring expenses, interest payments, financing fees and anticipated facility closures —Reduces current ABL outstanding Cash Receipts AR Collection DIP Budget revenue assumption for FY18 is $1,218 million —DIP Budget revenue forecast drives FY18 collections of $1,275 million AR collections is based of the prior quarter’s revenue and the current quarter’s revenue (equal weighting) Non trade and waste collections is forecasted as 4% of trade collections The adjusted quarterly collections figure is then subsequently spread weekly by applying historical weightings AR collections remove contribution from Quality Park (“QP”) through Q1 FY2018 Other Receipts Other cash receipts include vendor rebates and waste income Source: Company and Zolfo Cooper estimates. 4

Key Assumptions (cont.) Confidential – DRAFT – Subject to NDA Operating Disbursements AP /Vendor Vendor payments were forecast as a percentage of collections in the forecast period (FY18), while Disbursements taking into consideration historical actions such as divestitures, restructuring initiatives and business mix AP vendor spend removes contribution from Quality Park through Q1 FY2018 (refer to QP adjustment on next page) The Company’s critical vendors payments are deemed necessary to prevent the disruption of business operations—Prepetition payables are assumed to be unpaid unless they fall under certain first day motions. Sizing scenarios subject to ongoing review and revision—All vendors who deliver products within 20 days preceding the Chapter 11 filing are deemed to be 503(b)9 administrative claims and will be paid in the ordinary course—Vendors subject to 1st day Motions Pre-petition January payables contract moderately (by approximately $10 million between critical and non-critical vendors) Post-petition payables return to current payment terms within 2 months after the filing date (assumes less than 100% of normal payments are paid out in the first four weeks of the Chapter 11 cases due to timing related to signing vendors up to post-petition trade agreements and the Court approval process) —Non-Critical Vendors Pre-petition January payables contract moderately Post-petition, non-critical vendor AP is assumed to slowly build back post-filing Source: Company and Zolfo Cooper estimates. 5

Key Assumptions (cont.) Confidential – DRAFT – Subject to NDA Operating Disbursements (cont.) Quality Park Per the LSC /Quality Park Transaction Services Agreement (TSA), Cenveo collects and disburses on Adjustments behalf of Quality Park, who has the option to extend the TSA on rolling 90 day basis It is assumed that all QP collections will be remitted to QP and that all disbursements for which QP has paid the Company will be reimbursed Payroll Payroll has been modeled using historical spend levels, while taking into consideration historical restructuring actions and quarterly KEIP /KERP payments Benefits Benefits based off historical payments and headcount changes OPEB is assumed to be funded as part of normal course of business operations Rent Analysis does not rent reductions from anticipated plant closures Other Payments Includes payments for insurance premiums, postage expenses, and other miscellaneous expenses Foreign Subsidiary Foreign subsidiary payments of $1.1 million /month continue to be paid to fund operations in India, Funding UK and Mauritius, which is predominately a cost center for the content processing business (Cadmus) Source: Company and Zolfo Cooper estimates. 6

Key Assumptions (cont.) Confidential – DRAFT – Subject to NDA Non Operating Activity Utility Deposit $2.0 million total being paid week 1 (covers heat, electric, gas, water, sewer and IT / infrastructure) Professional Fees Professional fee estimates of approximately $66 million over the 43-week period These estimates include fees and expenses for all estate professionals and professionals for ABL, DIP Lenders, First Lien group, FILO, Brigade and the Official Committee of Unsecured Creditors Debt Services Pre-petition Debt Assumes adequate protection payments made to the FILO at the same time and in an equivalent amount as existing interest payments 1 1L Notes, 2L Notes and Unsecured Notes interest and principal are not paid during chapter 11 DIP ABL Assumes pre-petition ABL is rolled into DIP ABL [L+3.5%] interest rate; [1.0%] upfront fees; [0.375%] unused line fee DIP TL Sized for a 9-month maturity Assumes chapter 11 process starting 1/28/18 with a target 10/26/18 emergence Assumes a $[100]million new money DIP term loan [L+6.00%] interest rate; [2.0%] upfront fees; [1.0%] OID Assumes $[50.0]million draw in week 1 of bankruptcy and $[50.0]million draw in week 3 Source: Company and Zolfo Cooper estimates. 1. Payment of FILO adequate protection and ultimate FILO treatment remains TBD and subject to further review. 7

Other Assumptions Confidential – DRAFT – Subject to NDA Other Assumptions Pension Plans Single Employer Pension Plan minimum funding contributions are accrued throughout the petition period and paid upon exit Multiemployer and supplemental pension plans assumed to be terminated and rejected to the extent rejection does not lead to an 1113 or 1114 process Minimum Cash Assumes $20.0 million of minimum cash through the Chapter 11 Assumes $1.75 million of liquidity in foreign cash ABL Borrowing Base Implied ABL Borrowing Base is calculated in the forecast beginning the week of January 20, 2018 which assumes the November Borrowing Base certificate blended advance rates Outstanding Check Assumes a total of $7.0 million of outstanding check float through the end of Q1 FY 2018 which Float decreases to $4.0 million with the expiration of the QP /LSC TSA with $3.0 million in checks outstanding clearing and the final payment of QP collections paid out Plant Closures DIP sizing assumes an incremental adjustment of $30.0 million to the DIP Budget (impact is not captured in operating cash flows) Plant closure implementation and cash flow specifics are currently being developed by the Company and are expected once Revised Business Plan is completed Letters of Credit Existing LC’s will roll into DIP ABL and Exit ABL facilities Source: Company and Zolfo Cooper estimates. 8

DIP Sizing Confidential – DRAFT – Subject to NDA Below is a detailed bridge which calculates the total DIP funding need for Cenveo assuming a 9 month chapter 11 case DIP Sizing Bridge Cash Outflows 1/1/18 - 10/26/18 Starting Pre-petition ABL Availability (1/1/18) $44.7 Operating Cash Flow $11.4 Financing Disbursements (Interest + Fees) (15.0) Utility Deposit (2.0) Plant Closure Estimates (30.0) LSC /QP Outstanding Payments (3.0) Professional Fees (57.1) Change in Liquidity ($95.6) ABL Borrowing Base Reduction (15.0) Ending Check Float (4.0) Minimum Liquidity (20.0) Ending Excess Liquidity Need ($89.9) Accrued Professional Fees (9.0) Accrued Interest (1.2) Liquidity Need ($100.1) DIP Sizing ($100.0) Source: Company and Zolfo Cooper estimates. 9

Exit Financing Assumptions Confidential – DRAFT – Subject to NDA Exit Cost Assumptions Refinancing of DIP Repay the DIP ABL and DIP Term Loan FILO 1 Ultimate treatment of FILO notes balance of $50 million TBD. For illustrative purposes only, calculations assume the FILO is refinanced in full. GUC Recovery2 Current estimate of $5.0 million. Subject to change based upon an ongoing analysis of potential GUC claim pool. Cure Costs Assumes $5.0 million – subject to on-going review and analysis Minimum Liquidity Assumes Company will require ~$65.0 million minimum liquidity target following its exit from Target Chapter 11 Utility Deposit Assumes rebate for $2.0 million utility deposit Professional Fees $9.0 million of accrued professional fees are paid on emergence Accrued Interest $1.2 million of accrued interest expenses are paid on emergence Pension Payments Single Employer Pension Plan contributions are accrued throughout the petition period and paid upon exit Exit Financing Costs Equal to 2.0% of assumed exit term loan and 1.0% of the $190 million exit ABL financing Priority Tax Claim Assumes $1.0 million – subject to on-going review and analysis Source: Company and Zolfo Cooper estimates. 1. The Debtors’ ability to “roll up” or refinance the FILO Notes through the DIP Facility, as well as to provide a new note pursuant to section 1129(b), remains subject to further review. 2. GUC recovery pool is inclusive of the 2024 Notes and assumes 1L and 2L waive deficiency claims. 10

Cenveo.

Confidential – DRAFT – Subject to NDA

Exit Financing Sizing

The following details estimated exit costs assuming a 10/26/18 emergence

Exit Financing Need	
DIP ABL Balance on 10/26/18	$78.7
DIP Junior Term Loan	100.0
Cure Costs	5.0
Plant Closures	30.0
Accrued Professional Fees and Interest	10.2
Utility Deposit	(2.0)
Pension Catch Up Payments	8.7
Exit Financing Costs	7.4
Priority Tax Claims	1.0
GUC Cash Recovery	5.0
Ending Check Float	4.0
Cash on Balance Sheet	–
Exit Financing Need	**$248.1**
New Term Loan	(170.9)
Exit ABL Balance	**$77.2**

PF Liquidity	
ABL Borrowing Base on 10/26/18	$138.8
Less: Letters of Credit	(16.6)
Less: Exit ABL Balance	(77.2)
Plus: Cash on Balance Sheet	20.0
PF Liquidity	**$65.0**

Debt Capacity Analysis	
Total Debt Capacity [1]	377.2
Less: ABL balance	(77.2)
Less: Capital Leases	(22.8)
Exit 1L Term Loan	**$277.2**
Less: FILO Refinancing	(50.0)
Less: New Term Loan	(170.9)
1L Takeback Paper	**$56.3**

Source: Company and Zolfo Cooper estimates.

(1) Based on debt capacity of $377 based upon previously provided materials from professionals subject to change pending finalization of updated business plan.

Sources & Uses	
Sources	
Exit ABL	$77.2
Capital leases	22.8
Exit 1L Term Loan	277.2
Utility deposit	2.0
Cash on Balance Sheet	–
Total Sources:	**$379.2**
Uses	
DIP ABL Balance on 10/26/18	$78.7
Plant Closure and Float	34.0
Cash Exit Costs	32.4
GUC cash recovery	5.0
Capital leases	22.8
DIP Jr. TL repayment	100.0
FILO Refinancing	50.0
1L recovery	56.3
Total Uses:	**$379.2**

11

13 Week CF – DIP Budget

Cenveo

Confidential – DRAFT – Subject to NDA

		Week 1	Week 2	Week 3	Week 4	Week 5	Week 6	Week 7	Week 8	Week 9	Week 10	Week 11	Week 12	Week 13	Total
		12/30	1/6	1/13	1/20	1/27	2/3	2/10	2/17	2/24	3/3	3/10	3/17	3/24	12/30
		1/5	1/12	1/19	1/26	2/2	2/9	2/16	2/23	3/2	3/9	3/16	3/23	3/30	3/30
	CONSOLIDATED	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*
Cash Receipts	AR Collection	$ 21,971	$ 23,396	$ 28,870	$ 27,970	$ 18,013	$ 21,762	$ 15,913	$ 15,538	$ 18,463	$ 24,155	$ 32,328	$ 27,229	$ 27,229	$ 302,836
	Non-Trade	75	225	225	525	240	405	165	105	75	135	300	525	600	3,599
	Waste	-	-	150	-	-	300	300	-	600	75	600	-	675	2,700
	Total Cash Receipts	**22,046**	**23,621**	**29,245**	**28,495**	**18,252**	**22,467**	**16,378**	**15,643**	**19,137**	**24,364**	**33,228**	**27,754**	**28,504**	**309,134**
Operating Disbursements	Vendor Payments	(21,306)	(23,537)	(18,656)	(21,585)	(4,300)	(12,428)	(10,263)	(13,142)	(15,484)	(23,565)	(21,048)	(12,897)	(9,132)	(207,343)
	Payroll	(6,100)	(2,700)	(6,100)	(2,700)	(11,400)	(2,700)	(6,100)	(2,700)	(11,400)	(2,700)	(6,100)	(2,700)	(11,400)	(74,800)
	Taxes	-	(100)	(400)	(1,400)	(200)	(100)	(400)	(1,000)	(600)	(100)	(400)	(1,000)	(600)	(6,300)
	Benefits	(1,708)	(1,108)	(1,508)	(1,608)	(1,208)	(1,708)	(1,108)	(608)	(1,708)	(1,708)	(1,108)	(708)	(1,708)	(17,500)
	Rent	(1,300)	-	-	-	(100)	(1,300)	-	-	(1,400)	-	-	-	(100)	(4,200)
	Other Payments	(700)	(500)	(400)	(1,500)	(800)	(500)	(500)	(400)	(800)	(500)	(500)	(500)	(500)	(8,100)
	Transfers to Foreign Subsidiaries	(1,300)	-	-	-	(1,100)	-	-	-	(1,100)	-	-	-	-	(3,500)
	Total Operating Cash Disbursements	**(32,414)**	**(27,945)**	**(27,064)**	**(28,792)**	**(19,108)**	**(18,736)**	**(18,371)**	**(17,850)**	**(32,491)**	**(28,572)**	**(29,155)**	**(17,805)**	**(23,440)**	**(321,743)**
	OPERATING CASH FLOW	**(10,367)**	**(4,324)**	**2,181**	**(298)**	**(856)**	**3,730**	**(1,993)**	**(2,207)**	**(13,354)**	**(4,208)**	**4,073**	**9,949**	**5,064**	**(12,609)**
Debt Service	Proceeds for Issuance of Debt	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Principal	(600)	-	-	-	-	-	-	-	-	-	-	-	-	(600)
	Interest and Financing Fees	-	-	(1,000)	(2,450)	(3,231)	-	-	-	(817)	-	-	-	(867)	(8,365)
	Total Financing Cash Receipts / Disbursemen	**(600)**	**-**	**(1,000)**	**(2,450)**	**(3,231)**	**-**	**-**	**-**	**(817)**	**-**	**-**	**-**	**(867)**	**(8,965)**
QP LSC / TSA	LSC Vendor Reimbursement	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	1,000	13,000
	LSC / QP Related AP	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(1,000)	(13,000)
	LSC Customer Collection	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	26,000
	LSC / QP Related AR	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(2,000)	(26,000)
	QP Sale Proceeds	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Total Other Disbursements / Adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-	-
BK Adjustments	Restructuring Professional Fees	-	(1,305)	-	(5,330)	-	-	-	(160)	(160)	-	-	(160)	(495)	(7,610)
	Utility Deposit	-	-	-	-	(2,000)	-	-	-	-	-	-	-	-	(2,000)
	DIP Proceeds	-	-	-	-	50,000	-	50,000	-	-	-	-	-	-	100,000
	Total BK Disbursements / Adjustments	**-**	**(1,305)**	**-**	**(5,330)**	**48,000**	**-**	**50,000**	**(160)**	**(160)**	**-**	**-**	**(160)**	**(495)**	**90,390**
	NET OPERATING CASH FLOW	**(10,967)**	**(5,629)**	**1,181**	**(8,078)**	**43,914**	**3,730**	**48,007**	**(2,367)**	**(14,331)**	**(4,208)**	**4,073**	**9,789**	**3,702**	**68,816**
Liquidity	Actual Borrowing Base	153,800	153,800	148,893	148,893	148,893	148,893	148,893	152,801	152,801	152,801	152,801	169,973	169,973	169,973
	Starting ABL Outstanding	92,484	103,451	109,080	107,900	115,977	92,064	88,333	40,326	42,693	57,024	61,232	57,159	47,370	92,484
	ABL Draw / (Repayment)	10,967	5,629	(1,181)	8,078	(23,914)	(3,730)	(48,007)	2,367	14,331	4,208	(4,073)	(9,789)	(3,702)	(48,816)
	Ending ABL Outstanding	103,451	109,080	107,900	115,977	92,064	88,333	40,326	42,693	57,024	61,232	57,159	47,370	43,668	**43,668**
	Plus : L/Cs Outstanding	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600
	Borrowings + L/Cs	120,051	125,680	124,500	132,577	108,664	104,933	56,926	59,293	73,624	77,832	73,759	63,970	60,268	60,268
	Ending ABL Availability	**33,749**	**28,120**	**24,393**	**16,315**	**40,229**	**43,960**	**91,966**	**93,507**	**79,176**	**74,969**	**79,041**	**106,004**	**109,706**	**109,706**
	Less: Outstanding Check Float	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)	(7,000)
	Plus: Unrestricted Cash	-	-	-	-	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000
	LIQUIDITY	**26,749**	**21,120**	**17,393**	**9,315**	**53,229**	**56,960**	**104,966**	**106,507**	**92,176**	**87,969**	**92,041**	**119,004**	**122,706**	**122,706**

12

13 Week CF – DIP Budget

Cenveo.

Confidential – DRAFT – Subject to NDA

	CONSOLIDATED	Week 14	Week 15	Week 16	Week 17	Week 18	Week 19	Week 20	Week 21	Week 22	Week 23	Week 24	Week 25	Week 26
		3/31	4/7	4/14	4/21	4/28	5/5	5/12	5/19	5/26	6/2	6/9	6/16	6/23
		4/6	4/13	4/20	4/27	5/4	5/11	5/18	5/25	6/1	6/8	6/15	6/22	6/29
		Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Cash Receipts	AR Collection	$ 27,467	$ 27,165	$ 28,427	$ 29,100	$ 23,386	$ 26,415	$ 18,675	$ 23,807	$ 20,863	$ 23,134	$ 25,574	$ 26,078	$ 20,274
	Non-Trade	757	1,262	757	1,514	1,094	757	252	589	757	841	421	336	252
	Waste	-	336	421	505	-	-	589	-	589	336	84	-	505
	Total Cash Receipts	**28,224**	**28,764**	**29,605**	**31,119**	**24,480**	**27,172**	**19,517**	**24,396**	**22,209**	**24,312**	**26,078**	**26,415**	**21,031**
Operating Disbursements	Vendor Payments	(18,074)	(15,841)	(15,098)	(16,734)	(13,534)	(15,468)	(15,617)	(13,906)	(10,076)	(14,427)	(15,170)	(11,675)	(10,114)
	Payroll	(2,700)	(6,100)	(2,700)	(19,400)	(2,700)	(6,100)	(2,700)	(6,100)	(8,000)	(6,100)	(2,700)	(6,100)	(8,000)
	Taxes	-	(100)	(1,300)	(500)	(200)	(100)	(400)	(1,400)	(200)	-	(500)	(1,000)	(600)
	Benefits	(1,708)	(1,708)	(1,192)	(1,608)	(1,808)	(808)	(1,108)	(1,608)	(808)	(1,108)	(908)	(908)	(1,708)
	Rent	(1,300)	-	-	-	(1,400)	-	-	-	(100)	(1,300)	-	-	(100)
	Other Payments	(800)	(500)	(500)	(500)	(800)	(500)	(500)	(500)	(800)	(500)	(500)	(500)	(500)
	Transfers to Foreign Subsidiaries	(1,100)	-	-	-	(1,100)	-	-	-	-	(1,100)	-	-	-
	Total Operating Cash Disbursements	**(25,682)**	**(24,249)**	**(20,789)**	**(38,741)**	**(21,542)**	**(22,976)**	**(20,324)**	**(23,514)**	**(19,984)**	**(24,535)**	**(19,778)**	**(20,183)**	**(21,021)**
	OPERATING CASH FLOW	**2,542**	**4,515**	**8,816**	**(7,622)**	**2,938**	**4,196**	**(808)**	**882**	**2,225**	**(223)**	**6,300**	**6,232**	**10**
Debt Service	Proceeds for Issuance of Debt	-	-	-	-	-	-	-	-	-	-	-	-	-
	Principal	-	-	-	-	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	(500)	-	-	-	(829)	-	-	-	(851)	-	-	-	(1,291)
	Total Financing Cash Receipts / Disbursemen	**(500)**	**-**	**-**	**-**	**(829)**	**-**	**-**	**-**	**(851)**	**-**	**-**	**-**	**(1,291)**
QP LSC / TSA	LSC Vendor Reimbursement	-	-	-	-	-	-	-	-	-	-	-	-	-
	LSC / QP Related AP	(1,000)	-	-	-	-	-	-	-	-	-	-	-	-
	LSC Customer Collection	-	-	-	-	-	-	-	-	-	-	-	-	-
	LSC / QP Related AR	(2,000)	-	-	-	-	-	-	-	-	-	-	-	-
	QP Sale Proceeds	-	-	-	-	-	-	-	-	-	-	-	-	-
	Total Other Disbursements / Adjustments	**(3,000)**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**
BK Adjustments	Restructuring Professional Fees	(425)	(2,415)	(975)	(1,085)	(495)	(605)	(2,025)	(1,315)	(495)	(335)	(2,260)	(735)	(410)
	Utility Deposit	-	-	-	-	-	-	-	-	-	-	-	-	-
	DIP Proceeds	-	-	-	-	-	-	-	-	-	-	-	-	-
	Total BK Disbursements / Adjustments	**(425)**	**(2,415)**	**(975)**	**(1,085)**	**(495)**	**(605)**	**(2,025)**	**(1,315)**	**(495)**	**(335)**	**(2,260)**	**(735)**	**(410)**
	NET OPERATING CASH FLOW	**(1,383)**	**2,100**	**7,841**	**(8,707)**	**1,614**	**3,591**	**(2,833)**	**(433)**	**878**	**(558)**	**4,040**	**5,497**	**(1,691)**
Liquidity	Actual Borrowing Base	169,973	169,973	169,973	159,240	159,240	159,240	159,240	143,145	143,145	143,145	143,145	138,773	138,773
	Starting ABL Outstanding	43,668	45,051	42,951	35,111	43,818	42,204	38,613	41,446	41,879	41,000	41,558	37,518	32,021
	ABL Draw / (Repayment)	1,383	(2,100)	(7,841)	8,707	(1,614)	(3,591)	2,833	433	(878)	558	(4,040)	(5,497)	1,691
	Ending ABL Outstanding	45,051	42,951	35,111	43,818	42,204	38,613	41,446	41,879	41,000	41,558	37,518	32,021	33,712
	Plus : L/Cs Outstanding	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600
	Borrowings + L/Cs	61,651	59,551	51,711	60,418	58,804	55,213	58,046	58,479	57,600	58,158	54,118	48,621	50,312
	Ending ABL Availability	**108,322**	**110,422**	**118,263**	**98,822**	**100,436**	**104,027**	**101,195**	**84,666**	**85,545**	**84,987**	**89,027**	**90,152**	**88,461**
	Less: Outstanding Check Float	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)
	Plus: Unrestricted Cash	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000
	LIQUIDITY	**124,322**	**126,422**	**134,263**	**114,822**	**116,436**	**120,027**	**117,195**	**100,666**	**101,545**	**100,987**	**105,027**	**106,152**	**104,461**

13

13 Week CF – DIP Budget

Cenveo.

Confidential – DRAFT – Subject to NDA

	CONSOLIDATED	Week 27	Week 28	Week 29	Week 30	Week 31	Week 32	Week 33	Week 34	Week 35	Week 36	Week 37	Week 38	Week 39
		6/30	7/7	7/14	7/21	7/28	8/4	8/11	8/18	8/25	9/1	9/8	9/15	9/22
		7/6	7/13	7/20	7/27	8/3	8/10	8/17	8/24	8/31	9/7	9/14	9/21	9/28
		Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast	Forecast
Cash Receipts	AR Collection	$ 24,686	$ 22,898	$ 22,217	$ 21,621	$ 24,941	$ 28,772	$ 21,196	$ 23,664	$ 20,515	$ 20,940	$ 22,217	$ 20,855	$ 27,665
	Non-Trade	596	1,192	511	426	170	681	511	511	426	511	1,277	255	255
	Waste	-	511	-	170	511	340	85	340	511	-	255	-	766
	Total Cash Receipts	**25,282**	**24,601**	**22,728**	**22,217**	**25,622**	**29,793**	**21,792**	**24,516**	**21,451**	**21,451**	**23,749**	**21,111**	**28,687**
Operating Disbursements	Vendor Payments	(20,094)	(18,931)	(17,005)	(14,659)	(11,560)	(16,334)	(16,602)	(16,418)	(14,656)	(14,827)	(15,916)	(9,131)	(11,057)
	Payroll	(6,100)	(2,700)	(6,100)	(6,000)	(12,100)	(2,700)	(6,100)	(2,700)	(11,400)	(2,700)	(6,100)	(2,700)	(11,400)
	Taxes	-	(100)	(1,300)	(500)	(200)	(100)	(400)	(1,400)	(200)	-	(500)	(900)	(500)
	Benefits	(1,908)	(708)	(1,192)	(1,708)	(1,208)	(1,608)	(808)	(1,608)	(1,208)	(1,408)	(808)	(1,325)	(1,908)
	Rent	(1,300)	-	-	-	(1,400)	-	-	-	(100)	(1,300)	-	-	(100)
	Other Payments	(700)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)	(500)
	Transfers to Foreign Subsidiaries	(1,100)	-	-	-	(1,100)	-	-	-	-	(1,100)	-	-	-
	Total Operating Cash Disbursements	**(31,202)**	**(22,939)**	**(26,096)**	**(23,367)**	**(28,067)**	**(21,242)**	**(24,410)**	**(22,626)**	**(28,063)**	**(21,834)**	**(23,823)**	**(14,555)**	**(25,465)**
	OPERATING CASH FLOW	**(5,920)**	**1,662**	**(3,368)**	**(1,150)**	**(2,445)**	**8,551**	**(2,619)**	**1,890**	**(6,612)**	**(383)**	**(74)**	**6,555**	**3,222**
Debt Service	Proceeds for Issuance of Debt	-	-	-	-	-	-	-	-	-	-	-	-	-
	Principal	-	-	-	-	-	-	-	-	-	-	-	-	-
	Interest and Financing Fees	-	-	-	-	(878)	-	-	-	(862)	-	-	-	(500)
	Total Financing Cash Receipts / Disbursemen	-	-	-	-	**(878)**	-	-	-	**(862)**	-	-	-	**(500)**
QP LSC / TSA	LSC Vendor Reimbursement	-	-	-	-	-	-	-	-	-	-	-	-	-
	LSC / QP Related AP	-	-	-	-	-	-	-	-	-	-	-	-	-
	LSC Customer Collection	-	-	-	-	-	-	-	-	-	-	-	-	-
	LSC / QP Related AR	-	-	-	-	-	-	-	-	-	-	-	-	-
	QP Sale Proceeds	-	-	-	-	-	-	-	-	-	-	-	-	-
	Total Other Disbursements / Adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-
BK Adjustments	Restructuring Professional Fees	(520)	(1,765)	(855)	(725)	(495)	(725)	(3,870)	(955)	(495)	(535)	(3,060)	(775)	(3,285)
	Utility Deposit	-	-	-	-	-	-	-	-	-	-	-	-	-
	DIP Proceeds	-	-	-	-	-	-	-	-	-	-	-	-	-
	Total BK Disbursements / Adjustments	**(520)**	**(1,765)**	**(855)**	**(725)**	**(495)**	**(725)**	**(3,870)**	**(955)**	**(495)**	**(535)**	**(3,060)**	**(775)**	**(3,285)**
	NET OPERATING CASH FLOW	**(6,440)**	**(103)**	**(4,223)**	**(1,875)**	**(3,818)**	**7,826**	**(6,489)**	**935**	**(7,970)**	**(918)**	**(3,134)**	**5,780**	**(563)**
Liquidity	Actual Borrowing Base	138,773	138,773	138,773	138,773	138,773	138,773	138,773	138,773	138,773	138,773	138,773	138,773	138,773
	Starting ABL Outstanding	33,712	40,152	40,255	44,479	46,353	50,171	42,345	48,834	47,899	55,869	56,787	59,921	54,141
	ABL Draw / (Repayment)	6,440	103	4,223	1,875	3,818	(7,826)	6,489	(935)	7,970	918	3,134	(5,780)	563
	Ending ABL Outstanding	40,152	40,255	44,479	46,353	50,171	42,345	48,834	47,899	55,869	56,787	59,921	54,141	54,704
	Plus : L/Cs Outstanding	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600	16,600
	Borrowings + L/Cs	56,752	56,855	61,079	62,953	66,771	58,945	65,434	64,499	72,469	73,387	76,521	70,741	71,304
	Ending ABL Availability	**82,021**	**81,918**	**77,695**	**75,820**	**72,002**	**79,828**	**73,339**	**74,274**	**66,304**	**65,386**	**62,252**	**68,032**	**67,469**
	Less: Outstanding Check Float	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)
	Plus: Unrestricted Cash	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000	20,000
	LIQUIDITY	**98,021**	**97,918**	**93,695**	**91,820**	**88,002**	**95,828**	**89,339**	**90,274**	**82,304**	**81,386**	**78,252**	**84,032**	**83,469**

14

13 Week CF – DIP Budget

Cenveo

Confidential – DRAFT – Subject to NDA

		Week 40	Week 41	Week 42	Week 43	Total
		9/29	10/6	10/13	10/20	12/30
		10/5	10/12	10/19	10/26	10/26
	CONSOLIDATED	*Forecast*	*Forecast*	*Forecast*	*Forecast*	*Forecast*
Cash Receipts	AR Collection	$ 22,166	$ 22,085	$ 21,438	$ 23,298	$ 1,014,375
	Non-Trade	1,942	971	647	2,346	26,415
	Waste	-	243	81	162	10,040
	Total Cash Receipts	**24,107**	**23,298**	**22,166**	**25,806**	**1,050,830**
Operating Disbursements	Vendor Payments	(16,833)	(16,332)	(16,913)	(15,606)	(655,950)
	Payroll	(2,700)	(6,100)	(2,700)	(11,433)	(255,933)
	Taxes	(200)	(100)	(1,300)	(500)	(20,800)
	Benefits	(1,808)	(1,208)	(692)	(1,808)	(57,400)
	Rent	(1,300)	-	-	-	(13,900)
	Other Payments	(500)	(500)	(500)	(500)	(24,200)
	Transfers to Foreign Subsidiaries	(1,100)	-	-	-	(11,200)
	Total Operating Cash Disbursements	**(24,440)**	**(24,240)**	**(22,104)**	**(29,847)**	**(1,039,383)**
	OPERATING CASH FLOW	**(333)**	**(941)**	**61**	**(4,041)**	**11,447**
Debt Service	Proceeds for Issuance of Debt	-	-	-	-	-
	Principal	-	-	-	-	(600)
	Interest and Financing Fees	(877)	-	-	-	(14,953)
	Total Financing Cash Receipts / Disbursemen	**(877)**	-	-	-	**(15,553)**
QP LSC / TSA	LSC Vendor Reimbursement	-	-	-	-	13,000
	LSC / QP Related AP	-	-	-	-	(14,000)
	LSC Customer Collection	-	-	-	-	26,000
	LSC / QP Related AR	-	-	-	-	(28,000)
	QP Sale Proceeds	-	-	-	-	-
	Total Other Disbursements / Adjustments	-	-	-	-	**(3,000)**
BK Adjustments	Restructuring Professional Fees	(695)	(1,765)	(855)	(14,522)	(57,082)
	Utility Deposit	-	-	-	-	(2,000)
	DIP Proceeds	-	-	-	-	100,000
	Total BK Disbursements / Adjustments	**(695)**	**(1,765)**	**(855)**	**(14,522)**	**40,918**
	NET OPERATING CASH FLOW	**(1,905)**	**(2,706)**	**(794)**	**(18,563)**	**33,812**
Liquidity	Actual Borrowing Base	138,773	138,773	138,773	138,773	138,773
	Starting ABL Outstanding	54,704	56,609	59,315	60,109	92,484
	ABL Draw / (Repayment)	1,905	2,706	794	18,563	(13,812)
	Ending ABL Outstanding	56,609	59,315	60,109	78,672	**78,672**
	Plus : L/Cs Outstanding	16,600	16,600	16,600	16,600	16,600
	Borrowings + L/Cs	73,209	75,915	76,709	95,272	95,272
	Ending ABL Availability	**65,564**	**62,858**	**62,064**	**43,502**	**43,502**
	Less: Outstanding Check Float	(4,000)	(4,000)	(4,000)	(4,000)	(4,000)
	Plus: Unrestricted Cash	20,000	20,000	20,000	20,000	20,000
	LIQUIDITY	**81,564**	**78,858**	**78,064**	**59,502**	**59,502**

15